UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2012

Bio-Matrix Scientific Group, Inc.
(Exact Name of Company as Specified in Charter)

Delaware	0-32201	33-0824714
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4700 Spring Street, St 304
La Mesa California, 91942
 (Address of Principal Executive Offices, Zip Code)

Company’s telephone number, including area code:(619) 702-1404

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

Shares issued From April 2, 2012 to September 12, 2012:

On May 14, 2012 Bio Matrix Scientific Group, Inc. (“the Company”), a Delaware corporation,  issued 3,428,571 common shares (“Shares”) in satisfaction of $12,000 of existing convertible debt.

The offer and sale of the shares of common stock was exempt from the registration provisions of the Securities Act of 1933, as amended, by reason of Section 4(2) thereof

The Shares were offered directly through the management. No underwriters were retained to serve as placement agents. No commission or other consideration was paid in connection with the sale of the Shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares.

On May 16, 2012 the Company” issued 3,448,276 common shares (“Shares”) in satisfaction of $12,000 of existing convertible debt.

The offer and sale of the shares of common stock was exempt from the registration provisions of the Securities Act of 1933, as amended, by reason of Section 4(2) thereof

The Shares were offered directly through the management. No underwriters were retained to serve as placement agents. No commission or other consideration was paid in connection with the sale of the Shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares.

On May 21, 2012 the Company issued 5,454,545 common shares (“Shares”) in satisfaction of $12,000 of existing convertible debt.

The offer and sale of the shares of common stock was exempt from the registration provisions of the Securities Act of 1933, as amended, by reason of Section 4(2) thereof

The Shares were offered directly through the management. No underwriters were retained to serve as placement agents. No commission or other consideration was paid in connection with the sale of the Shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares.

On May 24, 2012 the Company issued 3,000,000 common shares (“Shares”) in satisfaction of $6,000 of existing convertible debt.

The offer and sale of the shares of common stock was exempt from the registration provisions of the Securities Act of 1933, as amended, by reason of Section 4(2) thereof

The Shares were offered directly through the management. No underwriters were retained to serve as placement agents. No commission or other consideration was paid in connection with the sale of the Shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares.

On April 25, 2012 the Company issued 6,944,444 common shares (“Shares”) in satisfaction of $25,000 of existing convertible debt.

The offer and sale of the shares of common stock was exempt from the registration provisions of the Securities Act of 1933, as amended, by reason of Section 4(2) thereof

The Shares were offered directly through the management. No underwriters were retained to serve as placement agents. No commission or other consideration was paid in connection with the sale of the Shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares.

On May 11, 2012 the Company issued 5,769,231 common shares (“Shares”) in satisfaction of $22,500 of existing convertible debt.

The offer and sale of the shares of common stock was exempt from the registration provisions of the Securities Act of 1933, as amended, by reason of Section 4(2) thereof

The Shares were offered directly through the management. No underwriters were retained to serve as placement agents. No commission or other consideration was paid in connection with the sale of the Shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares.

On May 30, 2012 the Company issued 9,920,635 common shares (“Shares”) in satisfaction of $13,750 of existing convertible debt.

The offer and sale of the shares of common stock was exempt from the registration provisions of the Securities Act of 1933, as amended, by reason of Section 4(2) thereof

The Shares were offered directly through the management. No underwriters were retained to serve as placement agents. No commission or other consideration was paid in connection with the sale of the Shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares.

On June 6, 2012 the Company issued 11,900,000 common shares (“Shares”) in satisfaction of $17,850 of existing convertible debt.

The offer and sale of the shares of common stock was exempt from the registration provisions of the Securities Act of 1933, as amended, by reason of Section 4(2) thereof

The Shares were offered directly through the management. No underwriters were retained to serve as placement agents. No commission or other consideration was paid in connection with the sale of the Shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares.

On June 8, 2012 the Company issued 2,633,333 common shares (“Shares”) in satisfaction of $3,950 of existing convertible debt.

The offer and sale of the shares of common stock was exempt from the registration provisions of the Securities Act of 1933, as amended, by reason of Section 4(2) thereof

The Shares were offered directly through the management. No underwriters were retained to serve as placement agents. No commission or other consideration was paid in connection with the sale of the Shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares.

On June 12, 2012 the Company issued 7,783,333 common shares (“Shares”) in satisfaction of $11,675 of existing convertible debt.

The offer and sale of the shares of common stock was exempt from the registration provisions of the Securities Act of 1933, as amended, by reason of Section 4(2) thereof

The Shares were offered directly through the management. No underwriters were retained to serve as placement agents. No commission or other consideration was paid in connection with the sale of the Shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares.

On June 19, 2012 the Company issued 3,425,000 common shares (“Shares”) in satisfaction of $10,275 of existing convertible debt.

The offer and sale of the shares of common stock was exempt from the registration provisions of the Securities Act of 1933, as amended, by reason of Section 4(2) thereof

The Shares were offered directly through the management. No underwriters were retained to serve as placement agents. No commission or other consideration was paid in connection with the sale of the Shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares.

On June 19, 2012 the Company issued 5,333,333 common shares (“Shares”) in satisfaction of $16,000 of existing convertible debt.

The offer and sale of the shares of common stock was exempt from the registration provisions of the Securities Act of 1933, as amended, by reason of Section 4(2) thereof

The Shares were offered directly through the management. No underwriters were retained to serve as placement agents. No commission or other consideration was paid in connection with the sale of the Shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares.

On July 2, 2012 the Company issued 6,206,333 common shares (“Shares”) in satisfaction of $14,900 of existing convertible debt.

The offer and sale of the shares of common stock was exempt from the registration provisions of the Securities Act of 1933, as amended, by reason of Section 4(2) thereof

The Shares were offered directly through the management. No underwriters were retained to serve as placement agents. No commission or other consideration was paid in connection with the sale of the Shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares.

On July 2, 2012 the Company issued 4,892,473 common shares (“Shares”) in satisfaction of $9,100 of existing convertible debt.

The offer and sale of the shares of common stock was exempt from the registration provisions of the Securities Act of 1933, as amended, by reason of Section 4(2) thereof

The Shares were offered directly through the management. No underwriters were retained to serve as placement agents. No commission or other consideration was paid in connection with the sale of the Shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares.

On July 16, 2012 the Company issued 8,884,409 common shares (“Shares”) in satisfaction of $16,525 of existing convertible debt.

The offer and sale of the shares of common stock was exempt from the registration provisions of the Securities Act of 1933, as amended, by reason of Section 4(2) thereof

The Shares were offered directly through the management. No underwriters were retained to serve as placement agents. No commission or other consideration was paid in connection with the sale of the Shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares.

On August 17, 2012 the Company issued 10,317,460 common shares (“Shares”) in satisfaction of $13,000 of existing convertible debt.

The offer and sale of the shares of common stock was exempt from the registration provisions of the Securities Act of 1933, as amended, by reason of Section 4(2) thereof

The Shares were offered directly through the management. No underwriters were retained to serve as placement agents. No commission or other consideration was paid in connection with the sale of the Shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares.

On August 17, 2012 the Company issued 6,983,333 common shares (“Shares”) in satisfaction of $10,475 of existing convertible debt.

The offer and sale of the shares of common stock was exempt from the registration provisions of the Securities Act of 1933, as amended, by reason of Section 4(2) thereof

The Shares were offered directly through the management. No underwriters were retained to serve as placement agents. No commission or other consideration was paid in connection with the sale of the Shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares.

On June 12, 2012 the Company issued 6,000,000 common shares (“Shares”) in satisfaction of $9,000 of existing convertible debt.

The offer and sale of the shares of common stock was exempt from the registration provisions of the Securities Act of 1933, as amended, by reason of Section 4(2) thereof

The Shares were offered directly through the management. No underwriters were retained to serve as placement agents. No commission or other consideration was paid in connection with the sale of the Shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares.

On July 13, 2012 the Company issued 3,250,494 common shares (“Shares”) in satisfaction of $6,000 of existing convertible debt.

The offer and sale of the shares of common stock was exempt from the registration provisions of the Securities Act of 1933, as amended, by reason of Section 4(2) thereof

The Shares were offered directly through the management. No underwriters were retained to serve as placement agents. No commission or other consideration was paid in connection with the sale of the Shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares.

On June 8, 2012 the Company issued 6,000,000 common shares (“Shares”) in satisfaction of $9,000 of existing convertible debt.

The offer and sale of the shares of common stock was exempt from the registration provisions of the Securities Act of 1933, as amended, by reason of Section 4(2) thereof

The Shares were offered directly through the management. No underwriters were retained to serve as placement agents. No commission or other consideration was paid in connection with the sale of the Shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares.

On August 17, 2012 the Company issued 4,064,506 common shares (“Shares”) in satisfaction of $6,000 of existing convertible debt.

The offer and sale of the shares of common stock was exempt from the registration provisions of the Securities Act of 1933, as amended, by reason of Section 4(2) thereof

The Shares were offered directly through the management. No underwriters were retained to serve as placement agents. No commission or other consideration was paid in connection with the sale of the Shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares.

On April 23, 2012 the Company issued 2,777,778 common shares (“Shares”) in satisfaction of $10,000 of existing convertible debt.

The offer and sale of the shares of common stock was exempt from the registration provisions of the Securities Act of 1933, as amended, by reason of Section 4(2) thereof

The Shares were offered directly through the management. No underwriters were retained to serve as placement agents. No commission or other consideration was paid in connection with the sale of the Shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares.

On April 11, 2012 the Company issued 2,564,103 common shares (“Shares”) in satisfaction of $10,000 of existing convertible debt.

The offer and sale of the shares of common stock was exempt from the registration provisions of the Securities Act of 1933, as amended, by reason of Section 4(2) thereof

The Shares were offered directly through the management. No underwriters were retained to serve as placement agents. No commission or other consideration was paid in connection with the sale of the Shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares.

On June 8, 2012 the Company issued 6,000,000 common shares (“Shares”) in satisfaction of $9,000 of existing convertible debt.

The offer and sale of the shares of common stock was exempt from the registration provisions of the Securities Act of 1933, as amended, by reason of Section 4(2) thereof

The Shares were offered directly through the management. No underwriters were retained to serve as placement agents. No commission or other consideration was paid in connection with the sale of the Shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares.

On August 17, 2012 the Company issued 10,161,266 common shares (“Shares”) in satisfaction of $15,000 of existing convertible debt.

The offer and sale of the shares of common stock was exempt from the registration provisions of the Securities Act of 1933, as amended, by reason of Section 4(2) thereof

The Shares were offered directly through the management. No underwriters were retained to serve as placement agents. No commission or other consideration was paid in connection with the sale of the Shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares.

On September 12, 2012 the Company issued 6,626,500 common shares (“Shares”) in satisfaction of $7,000 of existing convertible debt.

The offer and sale of the shares of common stock was exempt from the registration provisions of the Securities Act of 1933, as amended, by reason of Section 4(2) thereof

The Shares were offered directly through the management. No underwriters were retained to serve as placement agents. No commission or other consideration was paid in connection with the sale of the Shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares.

On June 8, 2012 the Company issued 6,000,000 common shares (“Shares”) in satisfaction of $9,000 of existing convertible debt.

The offer and sale of the shares of common stock was exempt from the registration provisions of the Securities Act of 1933, as amended, by reason of Section 4(2) thereof

The Shares were offered directly through the management. No underwriters were retained to serve as placement agents. No commission or other consideration was paid in connection with the sale of the Shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares.

On September 12, 2012 the Company issued 5,633,000 common shares (“Shares”) in satisfaction of $6,000 of existing convertible debt.

The offer and sale of the shares of common stock was exempt from the registration provisions of the Securities Act of 1933, as amended, by reason of Section 4(2) thereof

The Shares were offered directly through the management. No underwriters were retained to serve as placement agents. No commission or other consideration was paid in connection with the sale of the Shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares.

On April 24, 2012 the Company issued 3,333,333 common shares (“Shares”) in satisfaction of $15,000 of existing convertible debt.

The offer and sale of the shares of common stock was exempt from the registration provisions of the Securities Act of 1933, as amended, by reason of Section 4(2) thereof

The Shares were offered directly through the management. No underwriters were retained to serve as placement agents. No commission or other consideration was paid in connection with the sale of the Shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares.

On April 30, 2012 the Company issued 835,608 common shares (“Shares”) in satisfaction of $3,000 of existing convertible debt.

The offer and sale of the shares of common stock was exempt from the registration provisions of the Securities Act of 1933, as amended, by reason of Section 4(2) thereof

The Shares were offered directly through the management. No underwriters were retained to serve as placement agents. No commission or other consideration was paid in connection with the sale of the Shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares.

On May 11, 2012 the Company issued 2,564,103 common shares (“Shares”) in satisfaction of $10,000 of existing convertible debt.

The offer and sale of the shares of common stock was exempt from the registration provisions of the Securities Act of 1933, as amended, by reason of Section 4(2) thereof

The Shares were offered directly through the management. No underwriters were retained to serve as placement agents. No commission or other consideration was paid in connection with the sale of the Shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares.

On June 12, 2012 the Company issued 6,000,000 common shares (“Shares”) in satisfaction of $9,000 of existing convertible debt.

The offer and sale of the shares of common stock was exempt from the registration provisions of the Securities Act of 1933, as amended, by reason of Section 4(2) thereof

The Shares were offered directly through the management. No underwriters were retained to serve as placement agents. No commission or other consideration was paid in connection with the sale of the Shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares.

On June 28, 2012 the Company issued 333,333 common shares (“Shares”) in satisfaction of $1,000 of existing convertible debt.

The offer and sale of the shares of common stock was exempt from the registration provisions of the Securities Act of 1933, as amended, by reason of Section 4(2) thereof

The Shares were offered directly through the management. No underwriters were retained to serve as placement agents. No commission or other consideration was paid in connection with the sale of the Shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares.

On July 16, 2012 the Company issued 2,696,274 common shares (“Shares”) in satisfaction of $5,000 of existing convertible debt.

The offer and sale of the shares of common stock was exempt from the registration provisions of the Securities Act of 1933, as amended, by reason of Section 4(2) thereof

The Shares were offered directly through the management. No underwriters were retained to serve as placement agents. No commission or other consideration was paid in connection with the sale of the Shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares.

On September 7, 2012 the Company issued 9,370,481 common shares (“Shares”) in satisfaction of $10,000 of existing convertible debt.

The offer and sale of the shares of common stock was exempt from the registration provisions of the Securities Act of 1933, as amended, by reason of Section 4(2) thereof

The Shares were offered directly through the management. No underwriters were retained to serve as placement agents. No commission or other consideration was paid in connection with the sale of the Shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares.

On April 2, 2012 the Company issued 3,000,000 common shares (“Shares”) in satisfaction of $3,000 of existing convertible debt.

The offer and sale of the shares of common stock was exempt from the registration provisions of the Securities Act of 1933, as amended, by reason of Section 4(2) thereof

The Shares were offered directly through the management. No underwriters were retained to serve as placement agents. No commission or other consideration was paid in connection with the sale of the Shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares.

On September 10, 2012 the Company issued 5,000,000 common shares (“Shares”) in satisfaction of $25,000 of existing convertible debt.

The offer and sale of the shares of common stock was exempt from the registration provisions of the Securities Act of 1933, as amended, by reason of Section 4(2) thereof

The Shares were offered directly through the management. No underwriters were retained to serve as placement agents. No commission or other consideration was paid in connection with the sale of the Shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares.

On May 18, 2012 the Company issued 2,043,269 common shares (“Shares”) pursuant to a contractual provision of a convertible debt instrument (“Reset”). This debt is convertible at The Holder’s option at a conversion price per share equal to 60% (the “Discount”) of the lowest closing bid price for the Company’s ’s common stock during the 5 trading days immediately preceding a conversion date, as reported by Bloomberg (the “Closing Bid Price”); provided that if the closing bid price for the common stock on the  date in which the conversion shares are deposited into The Holder’s brokerage account and confirmation has been received that The Holder may execute trades of the conversion shares ( Clearing Date) is lower than the Closing Bid Price, then the purchase price for the conversion shares shall be adjusted such that the Discount shall be taken from the closing bid price on the Clearing Date, and the Company shall issue additional shares to Purchaser to reflect such adjusted Purchase Price.

The offer and sale of the shares of common stock was exempt from the registration provisions of the Securities Act of 1933, as amended, by reason of Section 4(2) thereof

The Shares were offered directly through the management. No underwriters were retained to serve as placement agents. No commission or other consideration was paid in connection with the sale of the Shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares.

On June 25, 2012 the Company issued 1,922,561 common shares (“Shares”) pursuant to a contractual provision of a convertible debt instrument (“Reset”). This debt is convertible at The Holder’s option at a conversion price per share equal to 60% (the “Discount”) of the lowest closing bid price for the Company’s ’s common stock during the 5 trading days immediately preceding a conversion date, as reported by Bloomberg (the “Closing Bid Price”); provided that if the closing bid price for the common stock on the  date in which the conversion shares are deposited into The Holder’s brokerage account and confirmation has been received that The Holder may execute trades of the conversion shares ( Clearing Date) is lower than the Closing Bid Price, then the purchase price for the conversion shares shall be adjusted such that the Discount shall be taken from the closing bid price on the Clearing Date, and the Company shall issue additional shares to Purchaser to reflect such adjusted Purchase Price.

The offer and sale of the shares of common stock was exempt from the registration provisions of the Securities Act of 1933, as amended, by reason of Section 4(2) thereof

The Shares were offered directly through the management. No underwriters were retained to serve as placement agents. No commission or other consideration was paid in connection with the sale of the Shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares.

On July 16, 2012 the Company issued 503,378 common shares (“Shares”) pursuant to a contractual provision of a convertible debt instrument (“Reset”). This debt is convertible at The Holder’s option at a conversion price per share equal to 60% (the “Discount”) of the lowest closing bid price for the Company’s ’s common stock during the 5 trading days immediately preceding a conversion date, as reported by Bloomberg (the “Closing Bid Price”); provided that if the closing bid price for the common stock on the  date in which the conversion shares are deposited into The Holder’s brokerage account and confirmation has been received that The Holder may execute trades of the conversion shares ( Clearing Date) is lower than the Closing Bid Price, then the purchase price for the conversion shares shall be adjusted such that the Discount shall be taken from the closing bid price on the Clearing Date, and the Company shall issue additional shares to Purchaser to reflect such adjusted Purchase Price.

The offer and sale of the shares of common stock was exempt from the registration provisions of the Securities Act of 1933, as amended, by reason of Section 4(2) thereof

The Shares were offered directly through the management. No underwriters were retained to serve as placement agents. No commission or other consideration was paid in connection with the sale of the Shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares.

On August 17, 2012 the Company issued 1,708,540 common shares (“Shares”) pursuant to a contractual provision of a convertible debt instrument (“Reset”). This debt is convertible at The Holder’s option at a conversion price per share equal to 60% (the “Discount”) of the lowest closing bid price for the Company’s ’s common stock during the 5 trading days immediately preceding a conversion date, as reported by Bloomberg (the “Closing Bid Price”); provided that if the closing bid price for the common stock on the  date in which the conversion shares are deposited into The Holder’s brokerage account and confirmation has been received that The Holder may execute trades of the conversion shares ( Clearing Date) is lower than the Closing Bid Price, then the purchase price for the conversion shares shall be adjusted such that the Discount shall be taken from the closing bid price on the Clearing Date, and the Company shall issue additional shares to Purchaser to reflect such adjusted Purchase Price.

The offer and sale of the shares of common stock was exempt from the registration provisions of the Securities Act of 1933, as amended, by reason of Section 4(2) thereof

The Shares were offered directly through the management. No underwriters were retained to serve as placement agents. No commission or other consideration was paid in connection with the sale of the Shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares.

On May 25, 2012 the Company issued 5,372,404 common shares (“Shares”) pursuant to a contractual provision of a convertible debt instrument (“Reset”). This debt is convertible at The Holder’s option at a conversion price per share equal to 60% (the “Discount”) of the lowest closing bid price for the Company’s ’s common stock during the 5 trading days immediately preceding a conversion date, as reported by Bloomberg (the “Closing Bid Price”); provided that if the closing bid price for the common stock on the  date in which the conversion shares are deposited into The Holder’s brokerage account and confirmation has been received that The Holder may execute trades of the conversion shares ( Clearing Date) is lower than the Closing Bid Price, then the purchase price for the conversion shares shall be adjusted such that the Discount shall be taken from the closing bid price on the Clearing Date, and the Company shall issue additional shares to Purchaser to reflect such adjusted Purchase Price.

 On June 6, 2012 the Company issued 3,971,844 common shares (“Shares”) pursuant to a contractual provision of a convertible debt instrument (“Reset”). This debt is convertible at The Holder’s option at a conversion price per share equal to 60% (the “Discount”) of the lowest closing bid price for the Company’s ’s common stock during the 5 trading days immediately preceding a conversion date, as reported by Bloomberg (the “Closing Bid Price”); provided that if the closing bid price for the common stock on the  date in which the conversion shares are deposited into The Holder’s brokerage account and confirmation has been received that The Holder may execute trades of the conversion shares ( Clearing Date) is lower than the Closing Bid Price, then the purchase price for the conversion shares shall be adjusted such that the Discount shall be taken from the closing bid price on the Clearing Date, and the Company shall issue additional shares to Purchaser to reflect such adjusted Purchase Price.

The offer and sale of the shares of common stock was exempt from the registration provisions of the Securities Act of 1933, as amended, by reason of Section 4(2) thereof

The Shares were offered directly through the management. No underwriters were retained to serve as placement agents. No commission or other consideration was paid in connection with the sale of the Shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares.

On May 25, 2012 the Company issued 5,372,404 common shares (“Shares”) pursuant to a contractual provision of a convertible debt instrument (“Reset”). This debt is convertible at The Holder’s option at a conversion price per share equal to 60% (the “Discount”) of the lowest closing bid price for the Company’s ’s common stock during the 5 trading days immediately preceding a conversion date, as reported by Bloomberg (the “Closing Bid Price”); provided that if the closing bid price for the common stock on the  date in which the conversion shares are deposited into The Holder’s brokerage account and confirmation has been received that The Holder may execute trades of the conversion shares ( Clearing Date) is lower than the Closing Bid Price, then the purchase price for the conversion shares shall be adjusted such that the Discount shall be taken from the closing bid price on the Clearing Date, and the Company shall issue additional shares to Purchaser to reflect such adjusted Purchase Price.

 On July 9, 2012 the Company issued 204,301   common shares (“Shares”) pursuant to a contractual provision of a convertible debt instrument (“Reset”). This debt is convertible at The Holder’s option at a conversion price per share equal to 60% (the “Discount”) of the lowest closing bid price for the Company’s ’s common stock during the 7 trading days immediately preceding a conversion date, as reported by Bloomberg (the “Closing Bid Price”); provided that if the closing bid price for the common stock on the  date in which the conversion shares are deposited into The Holder’s brokerage account and confirmation has been received that The Holder may execute trades of the conversion shares ( Clearing Date) is lower than the Closing Bid Price, then the purchase price for the conversion shares shall be adjusted such that the Discount shall be taken from the closing bid price on the Clearing Date, and the Company shall issue additional shares to Purchaser to reflect such adjusted Purchase Price.

The offer and sale of the shares of common stock was exempt from the registration provisions of the Securities Act of 1933, as amended, by reason of Section 4(2) thereof

The Shares were offered directly through the management. No underwriters were retained to serve as placement agents. No commission or other consideration was paid in connection with the sale of the Shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares.

On August 17, 2012 the Company issued 780,119   common shares (“Shares”) pursuant to a contractual provision of a convertible debt instrument (“Reset”). This debt is convertible at The Holder’s option at a conversion price per share equal to 60% (the “Discount”) of the lowest closing bid price for the Company’s ’s common stock during the 7 trading days immediately preceding a conversion date, as reported by Bloomberg (the “Closing Bid Price”); provided that if the closing bid price for the common stock on the  date in which the conversion shares are deposited into The Holder’s brokerage account and confirmation has been received that The Holder may execute trades of the conversion shares ( Clearing Date) is lower than the Closing Bid Price, then the purchase price for the conversion shares shall be adjusted such that the Discount shall be taken from the closing bid price on the Clearing Date, and the Company shall issue additional shares to Purchaser to reflect such adjusted Purchase Price.

The offer and sale of the shares of common stock was exempt from the registration provisions of the Securities Act of 1933, as amended, by reason of Section 4(2) thereof

The Shares were offered directly through the management. No underwriters were retained to serve as placement agents. No commission or other consideration was paid in connection with the sale of the Shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares.

On May 2, 2012 the Company issued 5,000,000 Common Shares (“Shares”) to the order of a broker dealer in consideration for services rendered as Placement Agent.

The Offer and Sale of the Shares was exempt from the registration provisions of the Securities Act of 1933 (the “Act”), by reason of Section 4(2) thereof.

The Shares were offered directly through the management. No underwriters were retained to serve as placement agents. No commission or other consideration was paid in connection with the sale of the Shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares.

A legend was placed on the certificate that evidences the Shares stating that the Shares have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale of the Shares.

On May 14, 2012 the Company issued 12,000,000 Common Shares (“Signing Shares”) to a Christopher Mizer (“Employee”), the president of the Company’s wholly owned subsidiary Regen BioPharma Inc.   As a restricted stock award.

The Offer and Sale of the Signing Shares was exempt from the registration provisions of the Securities Act of 1933 (the “Act”), by reason of Section 4(2) thereof.

The Signing Shares were offered directly through the management. No underwriters were retained to serve as placement agents. No commission or other consideration was paid in connection with the sale of the Signing Shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares.

A legend was placed on the certificate that evidences the Signing Shares stating that the Signing Shares have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale of the Signing Shares.

Signing Shares may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of by Employee (“ Transfer Restriction”) except as follows:

(a)

Monthly vesting of shares:

Upon the expiration of one month from the date of the grant of the Signing Shares, Transfer Restrictions shall no longer apply to 1,000,000 of the Signing Shares.

Upon the expiration of two months from the date of the grant of the Signing Shares, Transfer Restrictions shall no longer apply to an additional 1,000,000 of the Signing Shares.

Upon the expiration of three months from the date of the grant of the Signing Shares, Transfer Restrictions shall no longer apply to an additional 1,000,000 of the Signing Shares.

Upon the expiration of four months from the date of the grant of the Signing Shares, Transfer Restrictions shall no longer apply to an additional 1,000,000 of the Signing Shares.

Upon the expiration of five months from the date of the grant of the Signing Shares, Transfer Restrictions shall no longer apply to an additional 1,000,000 of the Signing Shares.

Upon the expiration of six month from the date of the grant of the Signing Shares, Transfer Restrictions shall no longer apply to an additional 1,000,000 of the Signing Shares.

(b)

Milestone vesting of shares:   Transfer Restrictions shall no longer apply to 6,000,000 of the Signing Shares (“Milestone Shares”) upon the achievement of the following events (“Milestones”) during the course of the Employee’s employment with the Company

(1)

Upon the addition to the Scientific Advisory Board of the Company or any subsidiary of the Company of five Researchers approved by the CEO of the Company to act as members of Scientific Advisory Board of the Company or any subsidiary of the Company, prior to December 31, 2012, Transfer Restrictions shall no longer apply to 1,000,000 Milestone Shares

(2)

Upon the identification of five separate intellectual properties (“IPs”), prior to May 4, 2013, which are, in the sole discretion of the CEO of the Company, deemed to be suitable IPs for the Company or any subsidiary of the Company to consider licensing for commercial use Transfer Restrictions shall no longer apply to 1,000,000 Milestone Shares.

(3)

Upon execution, prior to May 4, 2013, of binding agreements whereby the Company or any of its subsidiaries have secured commercial licensing rights to all of the IPs listed above prior to May 4, 2013Transfer Restrictions shall no longer apply to 1,000,000 Milestone Shares.

(4)

Upon retention by the Company or any of its subsidiaries , prior to May 4, 2013,  of both of appropriate researchers and an appropriate Contract Research Organization  , the purpose of such retention being the commencement of clinical trials and  the preparation of an Investigational New Drug Application pursuant to applicable law, Transfer Restrictions shall no longer apply to 1,000,000 Milestone Shares.

(5)

Upon commencement, prior to December 31, 2013, of a “Phase I” clinical trial by the Company or any subsidiary of the Company, to be performed in connection with an Investigational New Drug Application submitted by the Company and in accordance with applicable law, Transfer Restrictions shall no longer apply to 2,000,000 Milestone Shares.

In the event that Employee is no longer employed by the Company or any subsidiary of the Company, any Signing Shares (including Milestone Shares) still subject to Transfer Restrictions shall be forfeited by the Employee and ownership of those Signing Shares shall be transferred back to the Company.

In the event that any Milestone listed above is not achieved by the date so indicated, those Milestone Shares for which Transfer Restrictions would no longer apply upon achievement of the applicable Milestone shall be forfeited by the Employee, and ownership of the Milestone Shares shall be transferred back to the Company.

On May 11, 2012, the Company issued 90,000 AA Stock of Series AA Preferred Stock (“AA Stock”) to David R. Koos, the Company’s Chairman, President and CEO as consideration for services.

The Offer and Sale of the AA Stock was exempt from the registration provisions of the Securities Act of 1933 (the “Act”), by reason of Section 4(2) thereof.

The AA Stock was offered directly through the management. No underwriters were retained to serve as placement agents. No commission or other consideration was paid in connection with the sale of the AA Stock. There was no advertisement or general solicitation made in connection with this Offer and Sale of AA Stock.

A legend was placed on the certificate that evidences the AA Stock stating that the AA Stock have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale of the AA Stock.

On May 14, 2012 the Company issued 12,000,000 Common Shares (“Signing Shares”) to Thomas Ichim (“Employee”) Chief Scientific Officer and Director of Research of the Company’s wholly owned subsidiary, Regen BioPharma Inc., as a restricted stock award.

The Offer and Sale of the Signing Shares was exempt from the registration provisions of the Securities Act of 1933 (the “Act”), by reason of Section 4(2) thereof.

The Signing Shares were offered directly through the management. No underwriters were retained to serve as placement agents. No commission or other consideration was paid in connection with the sale of the Signing Shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares.

A legend was placed on the certificate that evidences the Signing Shares stating that the Signing Shares have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale of the Signing Shares.

Signing Shares may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of by Employee (“ Transfer Restriction”) except as follows:

(a)

Monthly vesting of shares:

Upon the expiration of one month from the date of the grant of the Signing Shares, Transfer Restrictions shall no longer apply to 1,000,000 of the Signing Shares.

Upon the expiration of two months from the date of the grant of the Signing Shares, Transfer Restrictions shall no longer apply to an additional 1,000,000 of the Signing Shares.

Upon the expiration of three months from the date of the grant of the Signing Shares, Transfer Restrictions shall no longer apply to an additional 1,000,000 of the Signing Shares.

Upon the expiration of four months from the date of the grant of the Signing Shares, Transfer Restrictions shall no longer apply to an additional 1,000,000 of the Signing Shares.

Upon the expiration of five months from the date of the grant of the Signing Shares, Transfer Restrictions shall no longer apply to an additional 1,000,000 of the Signing Shares.

Upon the expiration of six month from the date of the grant of the Signing Shares, Transfer Restrictions shall no longer apply to an additional 1,000,000 of the Signing Shares.

(b)

Milestone Vesting of shares:   Transfer Restrictions shall no longer apply to 6,000,000 of the Signing Shares (“Milestone Shares”) upon the achievement of the following events (“Milestones”) during the course of the Employee’s employment with the Company:

(1)

Upon the addition to the Scientific Advisory Board of the Company or any subsidiary of the Company of five Researchers approved by the CEO of the Company to act as members of Scientific Advisory Board of the Company or any subsidiary of the Company, prior to December 31, 2012, Transfer Restrictions shall no longer apply to 1,000,000 shares Milestone Shares

(2)

Upon the identification of five separate intellectual properties (“IPs”), prior to May 4, 2013, which are, in the sole discretion of the CEO of the Company, deemed to be suitable IPs for the Company or any subsidiary of the Company to consider licensing for commercial use Transfer Restrictions shall no longer apply to 1,000,000 Milestone Shares.

(3)

Upon execution, prior to May 4, 2013, of binding agreements whereby the Company or any of its subsidiaries have secured commercial licensing rights to all of the IPs listed above prior to May 4, 2013, Transfer Restrictions shall no longer apply to 1,000,000 Milestone Shares.

(4)

Upon retention by the Company or any of its subsidiaries, prior to May 4, 2013,  of both of appropriate researchers and an appropriate Contract Research Organization, the purpose of such retention being the commencement of clinical trials and  the preparation of an Investigational New Drug Application pursuant to applicable law, Transfer Restrictions shall no longer apply to 1,000,000 Milestone Shares.

(5)

Upon commencement, prior to December 31, 2013, of a “Phase I” clinical trial by the Company or any subsidiary of the Company, to be performed in connection with an Investigational New Drug Application submitted by the Company and in accordance with applicable law, Transfer Restrictions shall no longer apply to 2,000,000 Milestone Shares.

In the event that Employee is no longer employed by the Company or any subsidiary of the Company, any Signing Shares (including Milestone Shares) still subject to Transfer Restrictions shall be forfeited by the Employee and ownership of those Signing Shares shall be transferred back to the Company.

In the event that any Milestone listed above is not achieved by the date so indicated, those Milestone Shares for which Transfer Restrictions would no longer apply upon achievement of the applicable Milestone shall be forfeited by the Employee, and ownership of the Milestone Shares shall be transferred back to the Company.

On  August 23, 2012 the Company issued 75,000 shares of its nonvoting convertible preferred stock to Southridge Partners II LP  in accordance with the terms of  that an Equity Purchase Agreement (the "Purchase Agreement") entered into by and between the Company and Southridge Partners II LP  whereby Southridge Partners II LP  has agreed to purchase up to $20,000,000 of the Company’s common shares subject to, among other conditions,  an effective registration statement under the Securities Act of 1933, as amended,  covering the resale of those shares.

The Offer and Sale of the securities was exempt from the registration provisions of the Securities Act of 1933 (the “Act”), by reason of Section 4(2) thereof.

The nonvoting convertible preferred shares were offered directly through the management. No underwriters were retained to serve as placement agents. No commission or other consideration was paid in connection with the sale of the shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of nonvoting convertible preferred shares.

A legend was placed on the certificate that evidences the nonvoting convertible preferred shares stating that the nonvoting convertible preferred shares have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale of the shares.

Non Voting Convertible Preferred Stock shall convert at the option of the holder into shares of the corporation’s common stock at a conversion price equal to seventy percent (70%) of the lowest Closing Price for the five (5) trading days immediately preceding written receipt by the corporation of the holder’s intent to convert.

“CLOSING PRICE" shall mean the closing bid price for the corporation’s common stock on the Principal Market on a Trading Day as reported by Bloomberg Finance L.P.

“PRINCIPAL MARKET" shall mean the principal trading exchange or market for the corporation’s common stock.

“TRADING DAY” shall mean a day on which the Principal Market shall be open for business.

As of September 13, 2012 the Company had 316,233,651 Common Shares outstanding.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-MATRIX SCIENTIFIC GROUP, INC.

By: /s/ David Koos
David Koos
Chief Executive Officer
Dated: September 14, 2012.